Exhibit 10.5

Execution Version

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

AMENDMENT
TO TERMINAL SERVICES AGREEMENT

THIS AMENDMENT (this “Amendment”) is dated as of September 30, 2014 and made by and between Joliet Bulk, Barge & Rail LLC, a Delaware limited liability company (the “Operator”), and ExxonMobil Oil Corporation, a New York corporation (the “Customer”). Operator and Customer may be referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals:

WHEREAS, the Parties have previously entered into that certain Terminal Services Agreement, dated May 28, 2014 (the “Terminal Services Agreement”); and

WHEREAS, to account for unanticipated capital costs which Operator is required to bear related to certain rail facilities, the Parties desire to amend the Terminal Services Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the promises and agreements set forth in this Amendment, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

Article I

Definitions

Section 1.1Definitions.  Unless otherwise defined herein, capitalized terms used in this Amendment shall have the respective meanings ascribed to such terms in the Terminal Services Agreement.

Article II

Amendments to TERMINAL SERVICES Agreement

Section 2.1Amendment to Section 1.3(a). The first sentence of Section 1.3(a) of the Terminal Services Agreement is hereby amended by inserting the phrase “at least one of” immediately prior to the phrase “the Dedicated Tanks”.

Section 2.2Amendment to Section 7.2. The first sentence of Section 7.2 of the Terminal Services Agreement shall be deleted in its entirety and replaced as follows:

Subject to Section 7.19, the “Base Fee” for the Committed Volume is $***** per Barrel.

Section 2.3Amendment to Section 7.4. The second sentence of Section 7.4 of the Terminal Services Agreement shall be deleted in its entirety and replaced as follows:

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Subject to Section 7.19, the “Exercised Option Fee” is $***** per Barrel.

Section 2.4Addition of Section 7.19.A new Section 7.19 is hereby added as follows:

If substantial completion of the Facility occurs on or before March 31, 2015 (which shall mean that the Facility has been substantially completed and is capable of receiving Product), (a) the Base Fee shall be increased to $***** per Barrel and (b) the Exercised Option Fee shall be decreased to $***** per Barrel.  In addition, if (i) such substantial completion of the Facility occurs on or before March 31, 2015, and as a consequence the fees set forth in this Section 7.19 apply and (ii) the Canadian National Railway Company reimburses Operator for rail infrastructure to be constructed by or on behalf of Operator, the Parties shall agree to a subsequent reduction in the Base Fee that shall give effect to an equal allocation of such reimbursement among the Parties.

Section 2.5Amendment to Annex I.The definition of “Commencement Date” shall be deleted in its entirety and replaced as follows:

“Commencement Date” means the date that the Facility, including at least one of the Dedicated Tanks, is commercially operable.

Article III

General Provisions

Section 3.1Effectiveness and Ratification.  All of the provisions of this Amendment shall be effective as of the date hereof.  Except as specifically provided for in this Amendment, the terms of the Terminal Services Agreement shall remain in full force and effect.  In the event of any conflict or inconsistency between the terms of this Amendment and the Terminal Services Agreement with respect to period of time from and after the date hereof, the terms of this Amendment shall prevail and govern.

Section 3.2Amendment; Entire Agreement.  This document contains the entire agreement among the Parties with respect to the subject matter hereof.  There are no oral agreements among the Parties with respect to the subject matter hereof.

Section 3.3Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to the conflicts of law principles of such state. Any dispute arising under this Amendment shall be governed in accordance with Section 18 of the Terminal Services Agreement.

Section 3.4Counterparts.  This Amendment may be executed in any number of counterparts (including facsimile or portable document format (PDF) counterparts), each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute a single instrument.  Delivery of a copy of this Amendment bearing an original signature by facsimile transmission or by electronic mail shall have the same effect as physical delivery of the paper document bearing the original signature.

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IN WITNESS WHEREOF, Operator and Customer have caused this Amendment to be executed and delivered as of the date first set forth above.

OPERATOR:

Joliet Bulk, Barge & Rail LLC

By: /s/ Eric J. Gilbert

Name: Eric J. Gilbert

Title: Senior Vice President, Infrastructure & Logistics

By: /s/ Michael Tortorici

Name: Michael Tortorici

Title: Senior Vice President, Treasurer

CUSTOMER:

ExxonMobil Oil Corporation

By: /s/ Austin B. Carr    3 Oct 2014

Name: Austin B. Carr

Title: Attorney in Fact

Signature Page to Amendment to Terminal Services Agreement

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